UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2005

                                  AUXILIO, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction if incorporation)

       000-27507                                          88-0350448
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(Commission File Number)                    (I.R.S. Employer Identification No.)

           27401 Los Altos, Suite 100, Mission Viejo, California 92691
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                    (Address of principal executive offices)

                                 (949) 614-0700
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              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On December 19, 2005, we decided to engage a new auditing firm, Haskell & White LLP, as our independent registered public accounting firm to audit our financial statements. Our Board of Directors recommended and approved the change of accountants. Accordingly, Stonefield Josephson, Inc. was dismissed on December 19, 2005. The decision to change accountants was determined by the Board of Directors to be in our best interests at the current time.

During our two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. Stonefield Josephson's report on the Company's financial statements for either of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principals. In addition, we identified deficiencies in our internal controls over financial reporting that we considered to be material weaknesses. The material weaknesses in our internal controls relates to the timely reconciliation of income taxes required by SFAS No. 109.

We provided Stonefield Josephson, Inc. with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The Stonefield Josephson, Inc. response is filed with this amendment to Form 8-K as Exhibit 16.1.

We have engaged the firm of Haskell & White LLP as of December 19, 2005. During our two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, Haskell & White LLP was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. See Below

Exhibit
Number          Description
   16.1         Letter from Stonefield Josephson Inc. to the Securities and
                Exchange Commission, dated December 22, 2005, regarding change in certifying accountant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AUXILIO, INC.

Date: January 24, 2006


                                              By:    /s/ Paul T. Anthony
                                                     -------------------
                                              Name:  Paul T. Anthony
                                              Title: Chief Financial Officer
                                                     Principal Financial Officer